EXHIBIT 10.2

                                        August 25, 2005




Media & Entertainment Holdings, Inc.
4429 Edmondson Avenue
Dallas, Texas 75205


Jesup & Lamont Securities Corporation
650 Fifth Avenue
New York, New York 10019

                ---------------- ------------------------------

                Re:              INITIAL PUBLIC OFFERING
                ---------------- ------------------------------

Gentlemen:

              The  undersigned  stockholder,  officer and/or director of Media &
Entertainment Holdings, Inc. ("Company"), in consideration of Jesup & Lamont Securities Corporation ("Jesup & Lamont") entering into a letter of intent ("Letter of Intent") to underwrite an initial public offering of the securities of the Company ("IPO") and embarking on the IPO process, hereby agrees as follows (certain capitalized terms used herein are defined in paragraph 11 hereof):

              1. If the Company solicits approval of its stockholders of a Business Combination, the undersigned will vote all Insider Shares owned by him in accordance with the majority of the votes cast by the holders of the IPO Shares.

              2. In the event that the Company fails to consummate a Business Combination within 18 months from the effective date ("Effective Date") of the registration statement relating to the IPO (or 24 months under the circumstances described in the prospectus relating to the IPO), the undersigned will take all reasonable actions within his power to cause the Company to liquidate as soon as reasonably practicable. The undersigned hereby waives any and all right, title, interest or claim of any kind in or to any distribution of the Trust Fund (as defined in the Letter of Intent) as a result of such liquidation with respect to his Insider Shares ("Claim") and hereby waives any Claim the undersigned may have in the future as a result of, or arising out of, any contracts or agreements with the Company and will not seek recourse against the Trust Fund for any reason whatsoever. The undersigned agrees to indemnify and hold harmless the Company against any and all loss, liability, claims, damage and expense whatsoever (including, but not limited to, any and all legal or other expenses reasonably incurred in investigating, preparing or defending against any litigation, whether pending or threatened, or any claim whatsoever) which the Company may become subject as a result of any claim by any vendor that is owed money by the Company for services rendered or products sold but only to the extent necessary to ensure that such loss, liability, claim, damage or expense does not reduce the amount in the Trust Fund (as defined in the Letter of Intent).

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Media & Entertainment Holdings, Inc.
Jesup & Lamont Securities Corporation
August 25, 2005
Page 2


              3. In order to minimize potential conflicts of interest which may arise from multiple affiliations, the undersigned agrees to present to the Company for its consideration, prior to presentation to any other person or entity, any suitable opportunity to acquire an operating business, until the earlier of the consummation by the Company of a Business Combination, the liquidation of the Company or until such time as the undersigned ceases to be an officer or director of the Company, subject to any pre-existing fiduciary obligations the undersigned might have.

              4. The undersigned acknowledges and agrees that the Company will not consummate any Business Combination which involves a company which is affiliated with any of the Insiders unless the Company obtains an opinion from an independent investment banking firm reasonably acceptable to Jesup & Lamont that the business combination is fair to the Company's stockholders from a financial perspective.

              5. Neither the undersigned, any member of the family of the undersigned, nor any Affiliate of the undersigned will be entitled to receive and will not accept any compensation for services rendered to the Company prior to the consummation of the Business Combination; provided that commencing on the Effective Date, Transmedia Corporation ("Related Party"), shall be allowed to charge the Company an allocable share of Related Party's overhead, $7,500 per month, to compensate it for certain administrative, technology and secretarial services, as well as the use of certain limited office space in Dallas, Texas that it will provide to the Company. Related Party and the undersigned shall also be entitled to reimbursement from the Company for their out-of-pocket expenses incurred in connection with seeking and consummating a Business Combination.

              6. Neither the undersigned, any member of the family of the undersigned, or any Affiliate of the undersigned will be entitled to receive or accept a finder's fee or any other compensation in the event the undersigned, any member of the family of the undersigned or any Affiliate of the undersigned originates a Business Combination.

              7. The undersigned will escrow his Insider Shares for the period commencing on the Effective Date and ending one year from the consummation of a Business Combination, subject to the terms of a Stock Escrow Agreement which the Company will enter into with the undersigned and an escrow agent acceptable to the Company.

              8. The undersigned agrees to be President, Chief Operating Officer and Director of the Company until the earlier of the consummation by the Company of a Business Combination or the liquidation of the Company. The undersigned's biographical information furnished to the Company and Jesup & Lamont and attached hereto as Exhibit A is true and accurate in all respects, does not omit any material information with respect to the undersigned's background and contains all of the information required to be disclosed pursuant to Section 401 of Regulation S-K, promulgated under the Securities Act of 1933. The undersigned's Questionnaire furnished to the Company and Jesup & Lamont and annexed as Exhibit B hereto is true and accurate in all respects. The undersigned represents and warrants that:

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Media & Entertainment Holdings, Inc.
Jesup & Lamont Securities Corporation
August 25, 2005
Page 3


              (a) he is not subject to or a respondent in any legal action for, any injunction, cease-and-desist order or order or stipulation to desist or refrain from any act or practice relating to the offering of securities in any jurisdiction;

              (b) he has never been convicted of or pleaded guilty to any crime (i) involving any fraud or (ii) relating to any financial transaction or handling of funds of another person, or (iii) pertaining to any dealings in any securities and he is not currently a defendant in any such criminal proceeding; and

              (c) he has never been suspended or expelled from membership in any securities or commodities exchange or association or had a securities or commodities license or registration denied, suspended or revoked.

              9. The undersigned has full right and power, without violating any agreement by which he is bound, to enter into this letter agreement and to serve as President, Chief Operating Officer and Director of the Company.


              10.    The   undersigned   authorizes   any  employer,   financial
institution, or consumer credit reporting agency to release to Jesup & Lamont and its legal representatives or agents (including any investigative search firm retained by Jesup & Lamont) any information they may have about the undersigned's background and finances ("Information"), purely for the purposes of the Company's IPO (and shall thereafter hold such information confidential). Neither Jesup & Lamont nor its agents shall be violating the undersigned's right of privacy in any manner in requesting and obtaining the Information and the undersigned hereby releases them from liability for any damage whatsoever in that connection.

              11. As used herein, (i) a "Business Combination" shall mean an acquisition by merger, capital stock exchange, asset or stock acquisition, reorganization or otherwise, of an operating business selected by the Company;
(ii) "Insiders" shall mean all officers and directors who are stockholders of the Company immediately prior to the IPO; (iii) "Insider Shares" shall mean all of the shares of Common Stock of the Company owned by an Insider prior to the IPO; and (iv) "IPO Shares" shall mean the shares of Common Stock issued in the Company's IPO.




                                        /s/ Harvey M. Seslowsky
                                        Harvey M. Seslowsky


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Media & Entertainment Holdings, Inc.
Jesup & Lamont Securities Corporation
August 25, 2005
Page 4


                                    EXHIBIT A

HARVEY M. SESLOWSKY has been the President and Chief Operating Officer and a Director of our company since August 2005. Mr. Seslowsky currently serves as the President of Transmedia Corporation, a private media consulting firm he founded which provides consulting services to a wide variety of clients, including Accenture Ltd., one of the world's leading management consulting and technology services organizations. From October 2000 to September 2002, Mr. Seslowsky served as Executive Vice President of Worldwide Sales & Distribution for Blockbuster International Distribution, a division of Blockbuster Inc., a leading global provider of in-home rental and retail movie and game entertainment, and from February 1995 to October 2000, as Senior Vice President, National Sales, Partnership Marketing & Licensing of Blockbuster, Inc. Mr. Seslowsky has been active as a Consultant/New Business Development since 1990, and served as President and a Director of Scat Hovercraft, Inc., a company engaged in the Hovercraft industry, from 1990 to 1991, as President and a Director of Media Merchandising Corporation, the publisher of The Video Source Book and maintainer of the world's largest and most comprehensive data base on the home video business, from 1988 to 1990, and as President of Broadcast Information Bureau Inc, a trade book and magazine publisher, where he served as a consultant to over 50 television stations. Prior to that time, he served as an Account Executive of ABC Television Network.


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